EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of BTCS Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2021, as filed with the Securities and Exchange Commission on the date hereof, I, Charles Allen, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The quarterly report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 9, 2021	By:	/s/ Charles Allen
Charles Allen
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to BTCS Inc. and will be retained by BTCS Inc. and furnished to the Securities and Exchange Commission or its staff upon request.